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                       SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K

                                 CURRENT REPORT
                                     AMENDED

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 8, 1998
 ................................................................................

                           AUTOMOTIVE PERFORMANCE GROUP, INC

             (Exact name of registrant as specified in its charter)

          Delaware                      0-23705                 860850090
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


    1207 N. Miller Road   Tempe, Arizona                   85281
   (Address of principal executive offices)              (Zip Code)


                                 (602) 967-5990
               Registrant's telephone number, including area code
 ................................................................................


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ITEM 1. CHANGES OF CONTROL OF REGISTRANT.

(a) A change of control of the Registrant occurred effective April 17, 1998, when an Agreement and Plan of Merger with International Motor Sports Group Holding, Inc. ("IMSG-H") became effective. Under said Agreement, on the effective date IMSG-H merged into the Registrant and was extinguished. The shareholders of IMSG-H all became shareholders of the Registrant.

Prior to the Merger, there were 7,833,902 common shares and no preferred shares of the Registrant issued and outstanding. Pursuant to the Merger, there were issued 108,930,887 common shares and no preferred shares to the shareholders of IMSG-H pro rata. As of the Effective date, there were 116,764,789 shares issued and outstanding, of which 93.3% were held by former shareholders of IMSG-H, and 6.7% were held by previous shareholders of the Registrant. In addition, previous shareholders of IMSG-H also had the rights to purchase shares by Warrants and employee stock options, which rights continued as to the Registrant.

Effective on the Merger date, the shares issued and outstanding were reduced 20 to 1; said reduction also applied to all shares subject to warrants and options. Therefore, immediately after the Effective date there were 5,838,239.45 shares outstanding.

All of the four Directors of the Registrant continued as Directors, and the President of the Registrant became Vice Chairman, and remained as President of the Klein Engines and Competition Components, Inc., a Delaware Company. Andrew Evans, Chairman and President of IMSG-H became the Chairman and President of the Registrant and a Director pursuant to the terms of the Merger. Subsequently, two additional Directors and one-non-voting Director who also was appointed Secretary were elected (who subsequently resigned for business reasons unrelated to management of the Company). The names of the entire Board were filed in a prior 8-K on May 1, 1998. Thomas Klein retired from the Company as President of Klein Engines, Vice Chairman and Director on June 22, 1998, but remains as a consultant.

Three shareholders of IMSG-H controlled most of the shares. Those shareholders are all under the effective direction of Andrew Evans. Those shareholders are Dominion Income Management, Inc., Dominion Income Management, Inc. Profit Sharing Plan, and Maritime Capital Partners, LP. Acquisition of control of the Registrant was effected solely by exchange of shares whereby additional initial shares of the Registrant were issued for all of the shares of IMSG-H.

(b) Although warrants and options exist with respect to former shareholders of IMSG-H, exercise thereof would not change the control of the Registrant.

(c) Exhibit: Attached hereto as Exhibit 1 is the Agreement of Merger between APGI and IMSG-H whereby the Change of Control described in Item One was effected.


ITEM 2. ACQUISITION

(a) Merger and Acquisition:Reorganization


Effective April 6, 1998, Klein Engines and Competition Components, Inc., a Nevada Company, in order to effect a change of domicile merged into Klein Engines and Competition Components, Inc., a Delaware Company, and was extinguished.


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Effective April 9, 1998, Klein Engines and Competition Components, Inc., a
Delaware Company, was succeeded as an Issuer under the Exchange Act by Automotive Performance Group, Inc., a Delaware Company pursuant to an Agreement and Plan of Merger pursuant to Sec. 251(g) of the Delaware Corporate Code. Klein Engines and Competition Components, Inc., a Delaware Company, is now a wholly owned subsidiary of Automotive Performance Group, Inc., a Delaware Company, and all of the former shareholders of Klein Engines and Competition Components, Inc., a Delaware Company, are now shareholders of Automotive Performance Group, Inc., a Delaware Company. Assets and liabilities of Klein Engines and Competition Components, Inc. were not assumed by Automotive Performance Group, Inc.

No change of control or change in relative ownership occurred as a result of these transactions, and shareholders subsequent to these transactions had the same class of shares as prior thereto. No change in Management occurred as a result of these transactions.

(b) Successor Issuer Election

Under Rule 12g-3 of the Exchange Act, the succeeding Companies, described above, as they are elective reporting companies, may make an election to be successor issuers and to assume the reporting status of Klein Engines and Competition Components, Inc., a Nevada Company.

Effective April 9, 1998, Automotive Performance Group, Inc. hereby assumed the status of successor to Klein Engines and Competition Components, Inc. for Exchange Act reporting purposes only.

(c) Acquisition.

Effective April 17, 1998, Automotive Performance Group, Inc., merged with IMSG-H, the parent of International Motor Sports Group, Inc., a Delaware Corporation ("IMSG"), in a transaction whereby IMSG-H was extinguished and IMSG became a wholly owned subsidiary of Automotive Performance Group, Inc., and the shareholders of IMSG took control of Automotive Performance Group, Inc. as described in Item 1. Exhibit 1, referenced in said Item contains the Agreement for that transaction. Assets and liabilities of IMSG were not assumed by Automotive Performance Group, Inc.

ITEM 4. CHANGE OR SUBSTITUTION OF ACCOUNTANTS

The independent certified public accountant for IMSG is Grant Thornton, LLP. IMSG was the accounting acquirer in the transaction described in Item 2(a). Arthur Andersen, LLP was the independent certified public accountant for Klein Engines and Competition Components, Inc. prior to the transaction described in
Item 2(a). the Board of Directors of Automotive Performance Group, Inc. intends for Grant Thornton LLP to continue as the independent certified public accountants for the Company and its subsidiaries.


ITEM 7. FINANCIAL STATEMENTS

Attached hereto as Exhibit 2 are the Pro Forma Consolidated Financial Statements of the merged and reorganized Companies described in Items 1,2 as of March 31, 1998, the audited Consolidated Financial Statements of IMSG and its subsidiaries as of December 31, 1997, and unaudited Balance Sheets and Statements of Operations for IMSG and Subsidiaries as of and for the three months ended March 31, 1998 and 1997. Audited Financial statements of Klein Engines and Competition Components, Inc. (the


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predecessor for reporting purposes and wholly owned subsidiary of Automotive
Performance Group, Inc) are incorporated by reference from the statements included as Exhibits to the Form 10 SB filing by that Company made February 2, 1998. The Pro Forma Consolidated Financial Statements of the merged and reorganized Companies as of December 31, 1997 are incorporated by reference from the 8-K filing of Klein Engines and Competition Components, Inc. made
May 1, 1998.

ITEM 8. CHANGE OF FISCAL YEAR

Pursuant to the Merger Agreement, the Registrant, which had a fiscal year ending Sept 30, adopted a common fiscal year with IMSG-H of December 31st.


As Exhibits hereto are the following

EXHIBIT 1: AGREEMENT OF MERGER BETWEEN APGI AND IMSG-H
EXHIBIT 2: PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


Signed this 1st day of July, 1998 by:

Joe Marenda, Treasurer /S/
----------------------------
Joe Marenda, Treasurer

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                                EXHIBIT INDEX

Exhibit Number            Description
--------------            -----------------------------------


       1                  AGREEMENT OF MERGER BETWEEN APGI AND IMSG-H

       2                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS